OTHER CURRENT ASSETS, NET	9 Months Ended	12 Months Ended
	Dec. 31, 2023	Mar. 31, 2023
Deferred Costs, Capitalized, Prepaid, and Other Assets Disclosure [Abstract]
OTHER CURRENT ASSETS, NET

NOTE 6 – OTHER CURRENT ASSETS, NET

Other current assets consist of the following:

	December 31, 2023	March 31, 2023
Inventory-related deposits	$334,373	$288,649
Accounts receivable, related parties	-	167,578
Prepaid insurance and other operational expenses	46,560	105,652
Deposits for sales events	-	120,614
Right to recover asset	21,079	20,975
Subtotal	402,012	703,468
Less: allowance for losses	(175,641)	(175,641)
	$226,371	$527,827

Prepaid insurance and other operational expenses primarily consist of payments for goods and services (such as freight, trade show expenses and insurance premiums) which are expected to be realized in the next operating cycle. Prepaid interest represents interest on the 2022 Note due to Decentralized Sharing Systems, Inc. (“DSSI”) (see NOTE 14 below) for the period from July 1, 2023 inclusive to December 31, 2023. Right to recover assets is associated with our customers’ right of return and is expected to be realized in one year or less. As of December 31, 2023, and March 31, 2023, the provision for losses in connection with certain inventory-related deposits for which recoverability is less than certain was approximately $176,000.

NOTE 8 – OTHER CURRENT ASSETS, NET

Other current assets consist of the following:

	As of March 31,
	2023	2022
Prepaid consulting fees, related party	$-	$2,867,123
Inventory-related deposits	288,649	384,477
Accounts receivable, related parties	167,578	-
Prepaid insurance and other operational expenses	105,652	201,275
Deposits for sales events	120,614	222,540
Right to recover asset	20,975	15,632
Subtotal	703,468	3,691,047
Allowance for losses	(175,641)	(179,765
	$527,827	$3,511,282

Prepaid consulting fees represent the fair value on the grant date of stock warrants issued to DSS in January 2022 for consulting services to be rendered over a year from the issue date (see Note 16, “RELATED PARTY TRANSACTIONS” for more information). On February 3, 2023, the Company mutually agreed with DSS to enter into a Letter Agreement (the “DSS Letter Agreement”), pursuant to which the Company and DSS have agreed to terminate and release all obligations of the Consulting Agreement effective as of December 31, 2022. In accordance with the DSS Letter Agreement, the Company also agreed to issue 33,333,333 shares of the Company’s Common Stock in lieu of cash payment to satisfy the accrued and unpaid service fees equal to $700,000 owed to DSS under the Consulting Agreement.

Prepaid insurance and other operational expenses consist of payments for goods and services (such as freight, trade show expenses and insurance premiums) which are expected to be realized in the next operating cycle.

Right to recover asset is associated with our customers’ right of return and is expected to be realized in one year or less.

In the fiscal year ended March 31, 2022, the Company recognized a provision for losses in connection with certain inventory-related deposits for which recoverability is less than certain.